UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2017 (December 1, 2017)

HighCom Global Security, Inc.

(Exact name of registrant as specified in its charter)

Colorado	001-36387	84-1506325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 East 4th Avenue, Unit J, Columbus, OH	43219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 592-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

The Company is announcing that Michael J. Gordon, formerly a director and Chief Executive Officer of the Company, and currently the Chief Executive Officer of the Company’s subsidiaries, namely, HighCom Armor Solutions and BlastGard Technologies, Inc., is retiring effective December 31, 2017. Michael Bundy, who is currently acting as the Chief Operating Officer of the Company’s operating HighCom subsidiary will become its Interim Chief Executive Officer. Earlier this month, Greg Sullivan, Chief Commercial Officer of the Company, resigned from his position with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 29, 2017	HIGHCOM GLOBAL SECURITY, INC.

	By:	/s/ Craig Campbell
Craig Campbell, Chief Executive Officer